Exhibit 10.9

Exhibit 10.9

SCHEDULE 5.14

Asset Overview

The Purchased Assets Of R.X.N.B.

Sellers warrant and represent to Investor that it shall receive the following (and future) assets, property, rights, equipment, shares and other tangibles and intangibles, as well as all rights flowing from the same, corresponding to a 40% interest in R.X.N.B., Inc. (as represented by the Interests) free and clear of all liens, claims, mortgages, and/or encumbrances of any kind or nature.  In addition, all future investments, inventions, and intellectual property made by Sellers related, directly or indirectly to the Business and the below, is a corporate opportunity and property of R.X.N.B., Inc.

1.
All rights and interests to both R.X.N.B., Inc. and the wholly-owned subsidiary and affiliate entities of R.X.N.B., Inc. including, but not limited to all licensing agreements and revenue streams such as the 5% intellectual property and trade secret licensing arrangement between R.X.N.B, Inc. and CEN Biotech, Inc., a Canadian corporation and a 2% software license arrangement between the R.X.N.B., Inc. subsidiary Tekdyne, Inc. and CEN Biotech, Inc.;

2.
All real property, equipment, and fixtures of R.X.N.B., Inc. and the wholly-owned subsidiary and affiliate entities of R.X.N.B., Inc. having an appraised value of approximately ten million ($10,000,000 million) dollars in U.S. funds as of January 17, 2014;

3.
All rights and interests to both R.X.N.B., Inc. and the wholly-owned subsidiary and affiliate entities of R.X.N.B., Inc. in the nature of operating business units and going concerns including, but not limited to:  (i) Vitamin manufacturing, sales, and distribution having an estimated value of approximately three and ½ million ($3,500,000) dollars in U.S. funds as of January 17, 2014; (ii) Analytical laboratory business unit having an estimated value of approximately one million ($1,000,000) dollars in U.S. funds as of January 17, 2014; and (iii) Pharmaceutical equipment having an estimated value of approximately two million ($2,000,000) dollars in U.S. funds as of January 17, 2014;

4.
Any and all intellectual property rights, trade secrets, know-how, systems, inventions of any kind or nature held or known to to both R.X.N.B., Inc. and the wholly-owned subsidiary and affiliate entities of R.X.N.B., Inc. including, but not limited to, Software Intellectual Property, Diagnostic Intellectual Property, Drug Formulation Intellectual Property, Machinery/Equipment Design & Development Intellectual Property, all Utility Patents, Design Patents, and other Intellectual Property including all pending filings on a worldwide basis, Growing Equipment & Cultivation-Related Intellectual Property; and

5.
Any and all other rights, property and/or assets – tangible or intangible – of to both R.X.N.B., Inc. and the wholly-owned subsidiary and affiliate entities of R.X.N.B., Inc. – free and clear of any and liens or claims.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned confirms Schedule 5.14 of the RXNB Inc. Interest Purchase Agreement.

GrowLife Inc,                                                                                     Wise Phoenix LLC

By: _________________________                                       By: ________________________

Its: _________________________                                       Its: ________________________

Date: _________________________                                    Date: ________________________

R.X.N.B. Inc.                                                                         AJOA Holdings, LLC

By: _________________________                                       By: ________________________

Its: _________________________                                       Its: ________________________

Date: _________________________                                    Date: ________________________

Organic Growth International LLC                                  CEN Biotech Inc.

By: _________________________                                       By: ________________________

Its: _________________________                                       Its: ________________________

Date: _________________________                                    Date: ________________________

CANX USA LLC

By: _________________________

Its: _________________________

Date: _________________________